UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 20, 2012

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54729	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

460 Park Avenue, 17th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 576-8700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Series E Preferred Stock Financing

On October 1, 2012, Intellicell Biosciences, Inc. (the “Company”) entered into a securities purchase agreement with a purchaser that qualified as an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold the investor twenty-five (25) shares of our series E convertible preferred stock (the “Preferred Stock”) for aggregate gross proceeds of $25,000. Each share of Preferred stock has a stated value equal to $1,000.00 per share (the “Stated Value”).  Each share of Preferred Stock is convertible, at the option of the holder, at any time into such number of shares of our Common Stock which is equal to the Stated Value divided by the Conversion Price (as defined below) in effect on the date of conversion, subject to adjustment under certain circumstances. Each share of Preferred Stock shall be entitled to one (1) vote per share.  Except as required by law, the holders of the Preferred Stock and common stock shall vote together as one class.  The Preferred Stock pays dividends of 8% per annum, payable quarterly in arrears, in cash or stock, on January 1, April 1 and July 1 and October 1 of each year.  Each share of Preferred Stock is entitled to receive upon liquidation, in preference to the holders of our common stock and the holders of any shares of any other class of preferred stock, an amount equal to 150% of such Stated Value, plus any accrued but unpaid dividends. The Preferred Stock will be pari passu in dividends, liquidation, redemption and other rights and preferences to the Company’s Series D preferred stock and senior all other classes and series of the Company’s stock.

Each holder of Preferred Stock will have the right at any time to convert its Preferred Stock into shares of the Company’s common stock at a price that is $0.01 above the highest price (“Initial Conversion Price”) that would trigger any anti-dilution provisions or rights available to any shareholders of the Company who were shareholders on or before the initial closing.  Upon the expiration of any outstanding convertible securities issued and outstanding on or prior to the Initial Closing with anti-dilution protections (“Anti-Dilution Expiration Date”), the Initial Conversion Price of the Preferred Stock shall be reduced to a price equal to $0.30 per share (“Initial Post Anti-Dilution Expiration Date Conversion Price”), subject to further adjustment by way of weighted average anti-dilution protections, provisions or rights, that will commence on the Anti-Dilution Expiration Date (collectively, the “Conversion Price”).  Prior to the Anti-Dilution Expiration Date, holders of the Preferred Stock shall not have anti-dilution protections, provisions or rights.

The Preferred Stock (including any accrued and unpaid dividends thereon) will be automatically converted into shares of the Company’s common stock at the then applicable Conversion Price upon (i) consummation of an underwritten public offering of common stock at an offering price (prior to underwriter commissions and expenses) that is not less than one and a half times (1.5x) the Initial Conversion Price or three times (3x) the Initial Post Anti-Dilution Expiration Date Conversion Price in an offering with aggregate proceeds to the Company of not less than $30,000,000 (a “Qualified Public Offering”) or (ii) the affirmative vote of holders of Preferred Stock holding at least 66% in interest of the Stated Value of the Preferred Stock then outstanding.

At any time after the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, if the Company shall receive a written request from investors holding not less than twenty-five percent (25%) of the Stated Value of the Preferred Stock then outstanding that the Company file a registration statement under the Securities Act covering the registration of the shares of common stock issuable upon conversion of the Preferred Stock (the “Registrable Securities”), then the Company shall, within ten days of the receipt of such request, give written notice of such request to all investors, and as expeditiously as commercially possible file a registration statement on Form S-1 under the Securities Act registering all of the Registrable Securities that the investors request to be registered.  The Company shall not be required to effect a registration (i) after the Company has effected one demand registration requested by the investors, (ii) after the third (3rd) anniversary of the final closing or (iii) during the period starting with the date 30 days prior to the Company’s good faith estimate of the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to an underwritten public offering of the Company’s securities. Until the third anniversary of the final closing, the Company shall be required to file a registration statement registering all of the Registrable Securities as soon as commercially possible if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act.

The investor has contractually agreed to restrict its ability to convert Preferred Stock such that the number of shares of the Company common stock held by the investors and their respective affiliates after such conversion does not exceed 9.99% of the Company’s then issued and outstanding shares of common stock.

A FINRA registered broker-dealer was engaged as placement agent in connection with the private placement.  We paid the placement agent a cash fee in the amount of $5,000 (representing a 10% sales commission and reimbursement for legal fees incurred) and will issue the placement agent a warrant to purchase 2.5 shares of Preferred Stock with an exercise price of $1,000 per share.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

February 2012 Financing Amendments

Between September 5, 2012 and October 11, 2012, the Company entered into an exchange agreement (collectively, the “Exchange Agreement”) and an amendment agreement (collectively, the “Amendment Agreement”), with investors who participated in the Company’s February 2012 private placement (the “Feb 2012 Investors”) pursuant to which the Feb 2012 Investors holding (i) an aggregate of 2,050,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) class A warrants to purchase an aggregate of 4,100,000 shares of Common Stock (the “Class A Warrants”), and (iii) class B warrants to purchase an aggregate of 4,100,000 shares of Common Stock (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”), agreed to certain amendments to their securities purchase agreement and their Warrants to, among other things, remove all anti-dilution price protection provisions included in the Warrants, amend the definition of “Exempt Issuance”, amend the price protection provision in the securities purchase agreement such that a dilutive issuance will be deemed to have occurred when the Company issues shares of Common Stock at a price below $0.33 per share and exchange the Feb 2012 Investors respective Warrants for (i) an aggregate of 4,100,000 shares of the Company’s Common Stock (collectively, the “Shares”) (ii) a new series A warrant to purchase an aggregate of 4,100,000 shares of Common Stock at an exercise price of seventy-five cents ($0.75) per share (collectively, the “New Series A Warrants”) and (iii) a new series B warrant to purchase an aggregate of 4,100,000 shares of Common Stock (collectively, the “New Series B Warrant” and together with the Shares and New Series A Warrants, the “New Securities”).

The New Securities issued to the Feb 2012 Investors were issued in accordance with Section 3(a)(9) under the Securities Act of 1933, as amended (the “Securities Act”).

Series D Preferred Stock Financing Amendment

Between October 2, 2012 and October 11, 2012, the Company entered into an amendment agreement (collectively, the “Series D Amendment Agreement”), with investors who participated in the Company’s series D preferred stock private placement (the “Series D Investors”) pursuant to which the Series D Investors holding (i) an aggregate of 40,500 shares of series D preferred stock (the “Series D Preferred Stock”) and (ii) warrants to purchase an aggregate of 405,000 shares of Common Stock (the “Series D Warrants’), agreed to certain amendments to their securities purchase agreement and their Series D Warrants to, among other things, remove all anti-dilution price protection that the Feb 2012 Investors received in connection with the transaction, allow the Company to create a new series of preferred stock that ranks pari passu as to dividends, redemption or distribution of assets upon liquidation with the Series D Preferred Stock in exchange for reducing (i) the conversion price of the Series D Preferred Stock to $0.33 and (ii) the exercise price of the Series D Warrants to $0.75.

Item 1.02 Termination of a Material Definitive Agreement

On October 23, 2012, the Company sent a letter to StemCells 21 Co. Ltd. (the “Thailand Licensee”) pursuant to which the Company notified the Thailand Licensee that it intends to terminate the Laboratory Services License Agreement, dated April 7, 2012 by and between the Company and Thailand Licensee (the “Thailand Agreement”), effective immediately.  The Company is terminating the Thailand Agreement, for, among other things, Thailand Licensee’s (i) attempt to determine the Technology (as defined in the Thailand Agreement) for Tissue Processing (as defined in the Thailand Agreement), (ii) failure to provide monthly reports summarizing Thailand Licensee’s efforts to utilize and commercially exploit the Patents (as defined in the Thailand Agreement) and Technology, (iii) operation of the Technology without using the name “Intellicell Thailand”, (iv) operation of the Technology in ways that fall outside the scope of the Thailand Agreement and (v) failure to notify the Company of infringing uses of the Technology.   Pursuant to the terms of the Thailand Agreement, the Thailand Licensee has ten (10) business days to cure an event of default under the Thailand Agreement (except for termination of the Thailand Agreement as set forth in subsection (i) above which allows the Company to terminate the Thailand Agreement immediately).

Item 3.02 Unregistered Sales of Equity Securities

Please see Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

Please see “February 2012 Financing Amendments” and “Series D Preferred Stock Financing Amendment” set forth under Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2012, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of the series E convertible preferred stock to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada, setting forth the terms of its Preferred Stock. A copy of the Certificate of Designations relating to the series E convertible preferred stock is listed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

Lasersculpt IP License Agreement

On July 20, 2012, the Company entered into an intellectual property license agreement (the “License Agreement”) with Lasersculpt, Inc., a corporation controlled by Dr. Steven Victor, the Company’s chief executive officer (“Lasersculpt”), pursuant to which Lasersculpt licensed to the Company, among other things, the right to (i) use, market, broadcast and otherwise exploit a 30 minute infomercial, 30 and 60 second commercials and other produced content regarding the Lasersculpt method and procedure (the “Shows”) (ii) product and commercially exploit new versions of the Shows, as well as any sequels, prequels and other productions based on the Shows or the IP Rights (as defined in the License Agreement), and (iii) use and exploit the IP Rights (as defined in the License Agreement) in any manner the Company, in its sole discretion, deems necessary or advisable.  The License Agreement shall have an initial term of ten (10) years from the date of the License Agreement, unless terminated sooner in accordance with the License Agreement (the “Term”).  In consideration for the rights granted under the License Agreement, the Company agreed to (i) issue 430,000 shares of Common Stock to Lasersculpt (which shares were transferred by Dr. Victor out of his personal holdings in the Company directly to Lasersculpt) and (ii) pay Lasersculpt royalties in an amount equal to 5% of Net Revenue (as defined in the License Agreement) received by the Company during the Term (which royalties Dr. Victor and his affilates have agreed to not receive).

Frank Loan

On August 26, 2012, the Company entered into a secured promissory note (the “Note”) with Fredrick Frank (the “August 2012 Lender”) pursuant to which the August 2012 Lender loaned the Company $200,000 that is due and payable on October 31, 2012 in accordance with the terms of the Note (the “Maturity Date”).  The Note is secured by 500,000 shares of the Company’s Common Stock.  The Note, and all accrued and unpaid interest thereon, was paid in full on October 1, 2012.  Fredrick Frank is an advisor of the Company.

LMazur Associates JV Loan

On September 1, 2012, the Company entered into a secured promissory note (the “Note”) with LMazur Associates JV (the “Agent”), as agent for LMazur Associates JV and JJK LLC (collectively, the “Lender”) pursuant to which the Lender loaned the Company $100,000 that was due and payable on October 1, 2012 in accordance with the terms of the Note (the “Maturity Date”).  The Note beared interest at a rate of 10% per annum which was payable on the Maturity Date. The Company’s obligations under the Note were guaranteed by Dr. Steven Victor, the Company’s chief executive officer. In addition, the Company, Dr. Victor and the Lender entered into a pledge and security Agreement pursuant to which the Note was secured by all of Dr. Victor’s shares of series B preferred stock of the Company.  The Note, and all accrued and unpaid interest thereon, was paid in full on October 1, 2012.  LMazur Associates JV is an entity controlled by Leonard Mazur, a director of the Company.

Australia License

On December 16, 2011, the Company entered into an exclusive lab services agreement (the “Australian Agreement”) with Cell-Innovations Pty Ltd. (“Australian Licensee”) pursuant to which the Company granted Australian Licensee the exclusive right and license to the Company’s technology and trademarks so that the Australian Licensee can utilize the Company’s technology and trademarks to provide tissue processing services for humans in Australia and New Zealand.  As of the date of this Current Report on Form 8-K, the Company and Australian Licensee are in a dispute over the some of the terms of the Australian Agreement, including, but not limited to, compliance by Australian Licensee with ICB Protocols (as defined in the Australian Agreement).  While the Company has commenced discussions with the Australian Licensee concerning the disputes that have arisen under the terms of the Australian Agreement, there can be no assurance that the Company and the Australian Licensee will come to any mutual understanding with respect to any of the issues in question. As of the date of this Current Report on Form 8-K, the Company is continuing to evaluate what further action(s), if any, it make take in response to the dispute with the Australian Licensee, which action(s) may include, but not be limited to, terminating the Australian Agreement.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

3.1	Certificate of Designations of Preferences, Rights and Limitations of the series E convertible preferred stock of Intellicell Biosciences, Inc.
4.1	Form of New Series A Warrant issued to the February 2012 Investors
4.2	Form of New Series B Warrant issued to the February 2012 Investors
10.1	Form of subscription agreement by and among Intellicell Biosciences, Inc. and the series E convertible preferred stock investors.
10.2	Form of Exchange Agreement by and between Intellicell Biosciences, Inc. and the February 2012 Investors
10.3	Form of Amendment Agreement by and between Intellicell Biosciences, Inc. and the February 2012 Investors
10.4	Form of Amendment Agreement by and between Intellicell Biosciences, Inc. and the Series D Preferred Stock Investors
10.5	Intellectual Property License Agreement, dated July 20, 2012, by and between Lasersculpt, Inc. and Intellicell Biosciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: October 24, 2012	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer